UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

March 1, 2016
Date of Report (Date of Earliest Event Reported)

The Chemours Company
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36794	46-4845564
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

1007 Market Street
Wilmington, Delaware 19899
(Address of principal executive offices)

Registrant’s telephone number, including area code: (302) 773-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2016, equity awards were granted to our named executive officers in the form of non-qualified stock options and performance share units. The equity awards were granted pursuant to The Chemours Company Equity and Incentive Plan attached as Exhibit 4.1 to the Form S-8 (File No. 333-205391) that we filed with the U.S. Securities and Exchange Commission (“SEC”) on July 1, 2015.

The terms and conditions of the stock options are contained in the Form of Option Award Terms attached as Exhibit 10.21 to the Form 10-Q that we filed with the SEC on August 6, 2015. The stock options vest ratably in three equal installments, one-third on each of the first three anniversaries of the date of grant, and feature a ten-year term.

The following table shows a summary of the terms of the stock options that were granted to the named executive officers:

Name	Position	Grant Date	Options	Exercise Price
Mark P. Vergnano	President and Chief Executive Officer	March 1, 2016	543,944	$5.40
Mark E. Newman	Senior Vice President and Chief Financial Officer	March 1, 2016	166,089	$5.40
E. Bryan Snell	President—Titanium Technologies	March 1, 2016	110,726	$5.40
Elizabeth Albright	Senior Vice President—Human Resources	March 1, 2016	69,204	$5.40
Thierry F.J. Vanlancker	President—Fluoroproducts	March 1, 2016	48,523	$5.40

The terms and conditions of the performance share units are contained in the Form of Performance Share Unit Award Terms attached as Exhibit 10.26 to the Form 10-K that we filed with the SEC on February 25, 2016. The performance share units vest only if performance goals pertaining to Adjusted EBITDA and Pre-Tax Return on Invested Capital are satisfied as of the end of a three-year performance period beginning January 1, 2016 and ending December 31, 2018. The extent to which each performance share unit award vests is subject to further modification based on the application of a Relative Total Shareholder Return measure at the conclusion of the three-year performance period.

The following table shows a summary of the terms of the performance share units that were granted to the named executive officers:

Name	Position	Grant Date	Units
Mark P. Vergnano	President and Chief Executive Officer	March 1, 2016	310,672
Mark E. Newman	Senior Vice President and Chief Financial Officer	March 1, 2016	94,862
E. Bryan Snell	President—Titanium Technologies	March 1, 2016	63,242
Elizabeth Albright	Senior Vice President—Human Resources	March 1, 2016	39,526
Thierry F.J. Vanlancker	President—Fluoroproducts	March 1, 2016	27,715

The number of performance share units disclosed above assumes target level performance.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHEMOURS COMPANY

By:	/s/ Mark E. Newman
Mark E. Newman
Senior Vice President and Chief Financial Officer

Date:	March 7, 2016